Fees Summary	Apr. 28, 2026 USD ($)
Fees Summary [Line Items]
Total Fee Amount	$ 1,781.49
Total Transaction Valuation	12,900,000.00
Total Offset Amount	0.00
Net Fee	$ 1,781.49